EXHIBIT 32.1

CERTIFICATION OF SERVICE 1st BANCORP
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 REGARDING QUARTERLY
REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2008

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Service 1st Bancorp, a California corporation (“Bancorp”), does hereby certify that:

1.

Bancorp’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

Date: August 12, 2008	By:	/s/ JOHN O. BROOKS

John O. Brooks
Chief Executive Officer
(Principal Executive Officer)

Date: August 12, 2008	By:	/s/ ROBERT E. BLOCH

Robert E. Bloch
Executive Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

          A signed original of this written statement required by Section 906 has been provided to Service 1st Bancorp and will be retained by Service 1st Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

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